                                                                EXHIBIT 10.14(e)

U.S. Department                                        400 Seventh Street, S.W.
of Transportation                                        Washington, D.C. 20590

Maritime
Administration




                                                                October 31, 1996



Mr. Eugene Story
Marine Management Systems, Inc.
4760 West Avenue
Stamford, Connecticut 06902

Dear Mr. Story

This letter serves as a clarification of our understanding of the Cooperative Agreement #DTMA91-95-H-00069, dated July 12, 1995.

The section in question is in Article 20 of the agreement, section B "Data Categories", section 2 "Category B (Software)". The text of the section defines project developments, but the following listing of data is incomplete - it includes design data, and ISIT sample application systems, but excludes the actual ISIT system which have evolved over the course of the project. It is our understanding that Category B includes all ISIT software developed under this program, including the "Data Acquisition Services", "Executive Services", and "Communication Services".



Sincerely,

/s/ Todd Ripley
-------------------------
Todd Ripley
Office of Shipyard Revitalization